		 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
	      THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.   )


[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Material
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
[ ] Confidential Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



			    GALLERY OF HISTORY, INC.
	       (Name of Registrant as Specified In Its Charter)


			    GALLERY OF HISTORY, INC.
		  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:
	  __________________________________________________________________
     2)   Aggregate number of securities to which transaction applies:
	  __________________________________________________________________
     3)   Per unit or other underlying value of transaction computed
	  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	   __________________________________________________________________
     4)   Proposed maximum aggregate value of transaction:
	   __________________________________________________________________
     5)   Total fee paid:
	   __________________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)   Amount Previously Paid:___________________________________________
    2)   Form, Schedule or Registration Statement No.:_____________________
    3)   Filing Party:_____________________________________________________
    4)   Date Filed:_______________________________________________________


Notes:

                         GALLERY OF HISTORY, INC.
                         3601 West Sahara Avenue
                             Promenade Suite
                      Las Vegas, Nevada  89102-5822


              ______________________________________________
                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
             _______________________________________________



TO THE STOCKHOLDERS OF
GALLERY OF HISTORY, INC.:


	The Annual Meeting of Stockholders of the Gallery of History, Inc.
        (the "Company") will be held at the Company's offices, 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822 on June 24, 1996 at 9:00 a.m. local time for the following purposes:

        1. To elect five directors to serve until the next annual meeting of the stockholders;

        2. To approve the appointment of Arthur Andersen LLP, as the Company's independent auditors for the fiscal year ending September 30, 1996; and

        3. To transact such other business as may properly come before the meeting and any adjournment thereof.

	All of the above matters are more fully described in the accompanying Proxy Statement.

	Stockholders of Common Stock of the Company of record at the close of business on May 17, 1996 will be entitled to vote at the meeting or any adjournment thereof.

                                  By order of the Board of Directors,



                                  TODD M. AXELROD
                                  TODD M. AXELROD,
                                  Chairman of the Board


May 23, 1996


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED WITHIN THE UNITED STATES. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE MEETING, OR IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                        GALLERY OF HISTORY, INC.
                        3601 West Sahara Avenue
                            Promenade Suite
                     Las Vegas, Nevada  89102-5822


                          _________________
                           PROXY STATEMENT
                         __________________



The Board of Directors presents this Proxy Statement to all stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held
June 24, 1996 and any adjournment thereof (the "Meeting"). The purposes for which the Meeting is to be held are set forth in the Notice of Meeting on the preceding page.


All proxies duly executed and received will be voted on all matters presented at the Meeting in accordance with the instructions given by such proxies.
In the absence of specific instructions, proxies so received will be voted for the named nominees for election to the Company's Board of Directors and for the appointment of Arthur Andersen LLP, as the Company's independent public accountants. The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the Meeting. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the Meeting at any time prior to the voting thereof. Directors will be elected by a majority of the votes cast for or against. Shares represented by a proxy marked for abstention on a proposal will be counted as represented at the meeting with respect to such proposal, but will not be voted for or against the proposal. The effect of marking a proxy for abstention, however, is the same as marking it against the proposal. Shares registered in the name of a broker will be counted as represented at the meeting only for proposals as to which the broker's proxy gives voting directions. The Company will pay the entire expense of soliciting these proxies, which solicitation will be by use of the mails, such mailing to take place on or about May 23, 1996.


There were 5,917,654 shares of Common Stock of the Company outstanding as of May 17, 1996. The Common Stock is the only class of securities of the Company entitled to vote. Each share has one vote. Only stockholders of record as of the close of business on May 17, 1996 will be entitled to vote. A list of stockholders entitled to vote at the Meeting will be available at the Company's office, 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada, for a period of ten days prior to the meeting for examination by any stockholder.

ELECTION OF DIRECTORS

	At the Meeting, five directors are to be elected for the ensuing year and until their successors are duly elected and qualified. If, at the time of election, any of the nominees should be unavailable for election, a circumstance which is not expected by the Company, it is intended that the proxies will be voted for such substitute nominee as may be selected by the Company. Proxies not marked to the contrary will be voted for the election of the following five persons, all of whom are standing for re-election.


                                                              Year First
                                  Position(s) with             Became a
Name                   Age        the Company                  Director
- ------------------     ---        -------------------------   ----------
Todd M. Axelrod        46         President and Chairman         1981
                                  of the Board of Directors

Rod R. Lynam           47         Treasurer/Assistant            1984
                                  Secretary and Director

Marc DuCharme          43         Senior Vice President and      1989
                                  Director

H. Stan Johnson        41         Secretary and Director         1989

Pamela Axelrod         41         Executive Vice President       1995

	Each officer of the Company, including those who are also nominees to the Board, will hold office until a successor has been elected by the Board.

	Todd M. Axelrod has been Chairman of the Board of Directors and President of the Company since its inception in November 1981. He devotes his full business time to the Company's affairs. Mr. Axelrod has been a private collector of valuable historical documents since 1968. Mr. Axelrod authored a book entitled The Handbook of Historical Documents -- A Guide to Owning History, which is being sold in the Company's galleries.

	Rod Lynam has been Treasurer and Chief Financial Officer of the Company since September 1984.

	Marc DuCharme has been a Vice President since 1989 and served as the Director of Framing since July 1985.

	H. Stan Johnson is a practicing attorney and has been a member of the law firm of Cohen, Johnson, & Day, Las Vegas, Nevada for more than the past five years.

	Pamela Axelrod, the wife of Mr. Axelrod, has been a Vice President since 1992 and served as the Manager of the Las Vegas Fashion Show gallery from June 1984 to April 1996. She has served as Executive Assistant to the President from April 1996.

	Garrett Williams, age 53, is a Senior Vice-President of the Company since 1989 who is the only executive officer of the Company not listed above. He has served as Executive Assistant to the President from November 1988 to April 1996 and has been a director of the Company from 1991 to 1996. He has served as the Manager of the Las Vegas Fashion Show gallery since April 1996.

	Management recommends that the stockholders vote "FOR" the nominees for directors.




                  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

	The following table sets forth certain information, as of May 1, 1996, pertaining to ownership of the Company's Common Stock by those persons, known to the Company, to be the beneficial and record owners of more than five percent of the Common Stock of the Company, by each director and nominee of the Company and by all officers and directors of the Company as a group:

        Name of Beneficial                                Number of    Percent
        Holder (1) (2)                                     Shares      of Class
        --------------------------------------------      ---------    --------
        Todd M. Axelrod (3)(4)(8)                         4,718,632      79.7%

        Ethelmae Haldan, as Trustee of the Ethelmae       2,667,220      45.1%
	Stuart Haldan Trust dated 3/30/87 (3)
	P. O. Box 3666
	Carefree, AZ  85377

        Rod Lynam                                               105       (5)

        H. Stan Johnson (6)                                  37,000       (5)

        Pamela Axelrod (7)                                2,051,412      34.7%

        Gerald Newman (8)                                   531,500       8.5%
	Seabreeze Lane
	Amagansette, NY 10093

        Elliott Associates, L.P. (9)                        434,792       7.3%
	712 Fifth Avenue, 36th Floor
	New York, NY  10019

        Westgate International, L.P. (9)                    434,792       7.3%
	% Midland Bank Trust Corporation
	P.O. Box 1109, Mary Street
	Grand Cayman, Cayman Islands,
	British West Indies

        Martley International, Inc. (9)                     434,792       7.3%
	222 Cedar Lane, Suite 111
	Teaneck, NJ  07666



        Name of Beneficial                                Number of    Percent
        Holder (1) (2)                                     Shares      of Class
        --------------------------------------------      ---------    --------

        All officers and directors                        4,755,737      80.0%
	as a group (4 persons) (10)



(1)	The address of each director and nominee, except where otherwise indicated is: c/o Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822.

(2)	Except as otherwise noted below, the individuals referred to above have sole voting and investment power in regard to their Common Stock.

(3)	Mr. Axelrod has been appointed proxy with full power of substitution, to vote all of the 2,667,220 shares held by Ethelmae Haldan, as Trustee of the Ethelmae Stuart Haldan Trust dated 3/30/87 ("the Trust") and to give all consents on all matters that such shares may be entitled to be voted at any meeting of the stockholders of the Company or under any other circumstance where a vote or consent of stockholders is required. In consideration of receiving such proxy, Mr. Axelrod has agreed to continue his employment as president of the Company.

(4)	Includes 2,667,220 shares of Common Stock owned of record and beneficially by the Trust, for which Mr. Axelrod had been appointed proxy (as discussed in Note (3) above). Includes 1,029,511 shares of Common Stock owned of record and beneficially by Pamela Axelrod, Mr. Axelrod's wife, for which Mr. Axelrod has been appointed proxy (as discussed in Note (7) below). Excludes 81,302 shares of Common Stock owned of record and beneficially by Ruth Canvasser, Mr. Axelrod's mother, as to which Mr. Axelrod disclaims beneficial ownership.

(5)     Less than 1%.

(6)	Includes 25,000 shares issuable upon exercise of currently exercisable options.

(7)	Pamela Axelrod has appointed Todd Axelrod her proxy with full power of substitution, to vote all of her 1,029,511 shares and to give all consents on all matters that Mrs. Axelrod may be entitled to vote or consent to at any meeting of the stockholders of the Company or under any other circumstance where a vote or consent of stockholders is required. Includes 1,021,901 shares held by Todd Axelrod, as to which Pamela Axelrod disclaims beneficial ownership (see Note (4) above).

(8)	Includes 335,000 shares issuable upon exercise of currently exercisable options.

(9)	According to a Schedule 13D dated April 15, 1996 received by the
        Company, Elliott Associates, L.P., a Delaware limited partnership ("Elliott"), owns 284,692 shares, Westgate International, L.P., a Cayman Island limited partnership ("Westgate") owns 75,050 shares and Martley International, Inc., a Delaware corporation ("Martley") owns 75,050. The above listed companies have indicated in the Schedule 13D that they constitute a "group" as defined in Rule 13d-5(b)(1) with respect to their beneficial ownership of the Common Stock.

(10)	Includes 25,000 shares issuable upon exercise of currently exercisable options granted to Officers and Directors, as described in footnote (6).






                      MEETINGS OF THE BOARD OF DIRECTORS AND
                         INFORMATION REGARDING COMMITTEES

  	The Board of Directors held one meeting during the fiscal year ended September 30, 1995. All directors attended such meeting. An Audit Committee was formed consisting of H. Stan Johnson. In addition, the Board of Directors has a Compensation Committee, consisting of Todd M. Axelrod. The Compensation Committee did not meet during the fiscal year ended September 30, 1995. Among its duties is to recommend to the Board of Directors the issuance of stock options. The Company does not have any other standing committees.






                              EXECUTIVE COMPENSATION

  	The following summary compensation table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended September 30, 1995, 1994 and 1993, of those persons who were, at September 30, 1995 (i) the chief executive officer and (ii) the other most highly compensated executive officers of the Company, whose annual base salary and bonus compensation was in excess of $100,000.

       Name and Principal            Fiscal        Annual Compensation
       Position                       Year      Salary              Bonus
       ----------------------        ------     -------            -------
       Todd M. Axelrod                1995     $133,230           $25,000(1)
         President and Chief          1994      200,000
         Executive Officer            1993      188,876            50,000(2)

       Pamela R. Axelrod              1995     $131,042           $50,000(3)
         Executive Vice-President     1994            (4)
                                      1993            (4)

(1)  Accrued bonus earned not yet paid.
(2) Includes deferred bonus in the amount of $22,704 which was paid to Todd M. Axelrod during December 1993.
(3)  Includes deferred bonus in the amount of $25,000 which was paid to Pamela
     R. Axelrod during September 1995 and $25,000 accrued bonus of which $14,398 has not yet been paid.
(4)  Less than $100,000.

	During the three year period ended September 30, 1995 the Company did not grant any stock options or stock appreciation rights to any of the named executive officers of the Company. In October 1989, the Company granted Mrs. Axelrod 7,500 employee stock options which were exercised October 1994 at $2.50 per share:

       AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED SEPTEMBER 30,
                    1995 AND YEAR END OPTION/SAR VALUES
                                                                  Value of
                                                   Number of     Unexercised
                                                  Unexercised    In-the-Money
                                                  Options/SARs   Options/SARs
                                                   at 9/30/95     at 9/30/95
               Shares Acquired                    Exercisable/   Exercisable/
Name             on Exercise    Value Realized   Unexercisable   Unexercisable
______________   ___________    ______________   _____________   _____________
Pamela Axelrod     7,500           $11,250           None             None






                               CERTAIN TRANSACTIONS

	The Company sells for promotional purposes a book authored by Todd M. Axelrod, the Company's President and Chairman of the Board. Books were purchased in January 1992 from Nanna Corp., a company owned 50% by Mr. Axelrod and 50% by Pamela Axelrod, Mr. Axelrod's wife, for a total purchase price of $357,500, of which $283,720 was paid by the Company by issuing a note to Nanna Corp., due April 1995, with interest at the prime rate. In April 1995, the note was paid in full. The Company believes that such purchase price was substantially comparable to what it would had to pay to an unrelated supplier.

        The Company borrowed $135,000 in fiscal year 1992 and $185,260 in fiscal year 1994 from Nanna Corp. The loans bear interest at the prime rate plus 2% and are payable in installments of $6,000 a month. In April 1996, the loans were paid in full. During fiscal years 1994 and 1993, the Company borrowed an aggregate $40,000 from Ruth Canvasser, Mr. Axelrod's mother. The loans bore interest at 8.5% and were paid in full in fiscal 1995. In October 1993, the Company borrowed $20,000 from Beth Ring, Mr. Axelrod's sister-in-law, which bore interest at 8.5% and was paid in full during fiscal 1995. In May 1994, the Company borrowed $110,000 from Pamela Axelrod. During fiscal 1995, Mrs. Axelrod exercised 7,500 employee stock options at $2.50 a share reducing the loan balance by $18,750. Mrs. Axelrod purchased a document from the Company during fiscal 1995 reducing the loan balance by $747.93. This demand note has no repayment schedule at this time but accrues interest at the prime rate plus 2%. The proceeds from said loans have been utilized by the Company for working capital purposes.

                          RATIFICATION OF APPOINTMENT
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

	Arthur Andersen LLP has been selected as the Company's independent auditors for the fiscal year ending September 30, 1996. Selection of auditors is made by the Board of Directors subject to stockholder approval. Arthur Andersen LLP has no financial interest, either direct or indirect, in the Company. A representative of Arthur Andersen LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.


	Management recommends voting "FOR" the ratification of the appointment of the auditors.





                DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

	Proposals of stockholders of the Company which are intended to be presented at the Company's next Annual Meeting, must be received by the Company no later than January 25, 1997 in order that they may be included in the proxy statement and form of proxy relating to that meeting. The Securities and Exchange Commission has adopted regulations that govern the inclusion of such proposals in the Company's annual proxy materials.



	THE COMPANY'S 1995 FORM 10-KSB ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, EXCLUSIVE OF EXHIBITS, WILL BE MAILED WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE MEETING, UPON WRITTEN REQUEST TO:
GALLERY OF HISTORY, INC., 3601 WEST SAHARA AVENUE, PROMENADE SUITE, LAS VEGAS, NEVADA 89102-5822.


	In addition to soliciting proxies by mail, the Company may make requests for proxies by telephone, telegraph or messenger or by personal solicitation by officers, directors, or employees of the Company, or by any one or more of the foregoing means. The Company will also reimburse brokerage firms and other nominees for their actual out-of-pocket expenses in forwarding proxy materials to beneficial owners of the Company's shares. All expenses in connection with such solicitation are to be paid by the Company.


                                By Order of the Board of Directors


                                TODD M. AXELROD
                                TODD M. AXELROD
                                Chairman of the Board


Dated:  May 23, 1996
Las Vegas, Nevada

                          GALLERY OF HISTORY, INC.
                                   PROXY
                 Annual Meeting of Stockholders, June 24, 1996
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             The undersigned hereby appoints each of Todd M. Axelrod and Rod Lynam, each with full power to act without the other, and with full power of substitution, as the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of Gallery of History, Inc. that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on June 24, 1996 or any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below.

1.  ELECTION OF DIRECTORS     FOR all nominees below         WITHHOLD AUTHORITY
                             (except as marked to the        to vote for all
                               contrary below) [ ]           nominees below [ ]
    NOMINEES:     Todd M. Axelrod,  Rod Lynam,  Marc DuCharme,  H. Stan Johnson
                    and Pamela Axelrod.
    INSTRUCTION:  To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.


2. TO RATIFY SELECTION OF ARTHUR ANDERSEN LLP, AS CERTIFIED INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 1996 FISCAL YEAR.
         [ ]  FOR                 [ ]  AGAINST             [ ]  ABSTAIN

- -------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AS RECOMMENDED BY THE BOARD OF DIRECTORS.

		Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                       Dated: _________________________, 1996

                                              ________________________________
                                              Signature

                                              ________________________________
                                              Signature if held jointly

(PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
 ENVELOPE.)